UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2022

ORGENESIS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38416	98-0583166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note Extension Agreement

As previously disclosed, on June 6, 2019, Orgenesis Inc. (the “Company”) entered into a private placement subscription agreement with J. Ezra Merkin (the “Lender”), pursuant to which the Lender purchased from the Company a 6% Unsecured Convertible Note in the aggregate principal amount of $1,950,000 (the “Convertible Note”), which is convertible, at the discretion of the Lender, into units at a conversion price of $7.00 per unit, each unit consisting of one share of Common Stock and a warrant, exercisable for three (3) years, to purchase one share of Common Stock at a price of $7.00 per share. On July 15, 2022, the Company and the Lender entered into an amendment to such Convertible Note, the Convertible Note Extension Agreement (the “Amendment”), which amended the Convertible Note as follows:

●	the Company agrees to pay an initial $500,000 repayment to the Lender on or prior to August 15, 2022, and if the repayment is not paid on August 15, 2022, it will constitute an event of default;
●	the interest rate will increase from 6% to 8% per annum as of June 5, 2022;
●	if an event of default has occurred, the interest on the unconverted and then outstanding principal amount shall accrue at the rate of 15% per annum;
●	the Maturity Date shall be extended to September 10, 2022 (the “Maturity Date”); and
●	as consideration for the Maturity Date extension, the Company agreed to grant the Lender warrants to purchase up to 330,000 shares of Common Stock of the Company, exercisable for three years, at an exercise price of $4.50 per share (the “Warrants”).

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included under Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The Warrants and the shares of Common Stock issuable upon exercise of such Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and shall be exempt from registration under Section 4(a)(2) of the Securities Act as a transaction not involving a public offering. The information contained below in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Convertible Note Extension Agreement, dated July 15, 2022, by and among the Company and J. Ezra Merkin
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: July 20, 2022	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and
Secretary